                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: June 15, 1999


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                 CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
 ------------------------------------------------------------------------------
                     (Issuer with respect to Certificates)

         New York                           33-93570                        13-2633612
------------------------------   -------------------------------   -------------------------
(State or other jurisdiction          (Commission File Number)          (IRS Employer
of incorporation)                                                     Identification No.)



                 270 Park Avenue, New York, New York              10017
                 ------------------------------------------     ------------
                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000




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Item 5.  Other Events:


         On June 15, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.03 of the Pooling and Servicing Agreement is being filed as exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).     Exhibits

               Exhibits      Description
               ----------    ---------------

               20.1 Monthly Certificateholders statement with respect to the June 15, 1999 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 30, 1999

                                  The Chase Manhattan Bank,
                                  as Servicer

                                  By: Chase Manhattan Mortgage Corporation

                                         /s/ Richard P. Dargan
                                  By: -----------------------------------
                                      Name:  Richard P. Dargan
                                      Title: Vice President

                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Certificateholder Report dated June 15, 1999
                                    delivered pursuant to Section 5.03 of the
    Pooling and Servicing Agreement dated as of September 1, 1995.